Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Glenn H. Schiffman, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
(1)the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 of IAC/InterActiveCorp (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of IAC/InterActiveCorp.

Dated:	May 7, 2021	/s/ GLENN H. SCHIFFMAN
Glenn H. Schiffman Executive Vice President & Chief Financial Officer